SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 18, 2000



                   CE CASECNAN WATER AND ENERGY COMPANY, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)




Philippines                        1-12995                    Not Applicable
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(State or other jurisdiction     (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)




24th Floor, 6750 Building, Ayala Avenue,
Makati, Metro Manila Philippines                                Not Applicable
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:  (632) 892-0276
                                                   ----------------



                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a. On September 7, 2000, CE Casecnan Water and Energy Company, Inc. (the "Company") filed a report on Form 8-K under Item 4 stating (i) that on August 30, 2000 it had informed Sycip Gorres Velayo & Co., an Arthur Andersen member firm, that, following a review of the Company's anticipated business operations and corresponding independent accountant requirements, Sycip Gorres Velayo & Co. would no longer be engaged as independent accountants for the Company for audit periods subsequent to the fiscal year ended December 31, 1999 and (ii) that by action taken on that same date the Company's Board of Directors approved the appointment of the accounting firm of Joaquin Cunanan & Co., a PricewaterhouseCoopers LLP member firm, as independent accountants for the Company for 2000.

In connection with that report, the Company stated that Sycip Gorres Velayo & Co.'s reports on the Company's financial statements for the two most recent fiscal years ended December 31, 1998 and 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles and that during such two most recent fiscal years there were no disagreements with Sycip Gorres Velayo & Co. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sycip Gorres Velayo & Co., would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

A letter dated September 7, 2000 and addressed to the Commission from Sycip Gorres Velayo & Co. stating that it agreed with the statements made in the report was included with the report as Exhibit 16.

By this amendment, the Company supplements its previous report to state that August 30, 2000 was the last day any work was performed by Sycip Gorres Velayo & Co. on behalf of the Company and that during the period commencing January 1, 2000 and ending on such date, there were no disagreements with Sycip Gorres Velayo & Co. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sycip Gorres Velayo & Co., would have caused it to make a reference to the subject matter of the disagreements in connection with its audit reports.

The Company requested Sycip Gorres Velayo & Co. to furnish a letter addressed to the Commission stating whether it agrees with the above statements. Sycip Gorres Velayo & Co.'s letter dated December 18, 2000, is filed as Exhibit 16 to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit No. 16 - Letter from Sycip Gorres Velayo & Co. dated December 18, 2000.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CE CASECNAN WATER AND ENERGY CO., INC.



                                         /s/Patrick J. Goodman
                                            ------------------
                                            Patrick J. Goodman
                                            Senior Vice President
                                              and Chief Financial Officer


December 18, 2000

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

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

16                  Letter regarding change of certifying accountant



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